EXHIBIT 1
                                       to
                                  SCHEDULE 13D

               JOINT FILING AGREEMENT WITH RESPECT TO SCHEDULE 13D

        In accordance with Rule 13d-1(k) of Regulation 13D-G under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that any statement on Schedule 13D to be filed with the Securities and Exchange Commission by any of the undersigned, including any amendment thereto, with respect to the Common Stock, par value $.001 per share, of Churchill Ventures Ltd., a Delaware corporation, may be filed by Elizabeth O' Connell, on behalf of each of the undersigned, and further agree that this Joint Filing Agreement may be filed as an exhibit to any such statement.


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            IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the 16th day of March, 2007.

                                     Churchill Capital Partners LLC

                                     By:   /s/ ELIZABETH O'CONNELL
                                           ---------------------------------
                                           Name:  Elizabeth O'Connell
                                           Title:    Chief Financial Officer

                                     /s/ ITZHAK FISHER
                                     ---------------------------------------
                                     Itzhak Fisher

                                     Pereg Hill LLC

                                     By:   /s/ ITZHAK FISHER
                                           ---------------------------------
                                           Name:  Izhak Fisher
                                           Title:    Member

                                     /s/ NIR TARLOVSKY
                                     ---------------------------------------
                                     Nir Tarlovsky

                                     /s/ CHRISTOPHER BOGART
                                     ---------------------------------------
                                     Christopher Bogart

                                     /s/ ELIZABETH O'CONNELL
                                     ---------------------------------------
                                     Elizabeth O'Connell

                                     Churchill Glenavy Holdings LLC

                                     By:   /s/ ELIZABETH O'CONNELL
                                           ---------------------------------
                                           Name:  Elizabeth O'Connell
                                           Title:     Member

                                     The CHV Bogart Family Trust

                                     By:   /s/ PETER BOGART
                                           ---------------------------------
                                           Name:   Peter Bogart
                                           Title:     Trustee